Exhibit 10.2

INVESTOR RIGHTS AGREEMENT

by and among

DELTATHREE, INC.,

and

D4 HOLDINGS, LLC

February 12, 2009

  DELTATHREE, INC.

INVESTOR RIGHTS AGREEMENT

This INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made as of February 12, 2009 by and among (i) deltathree, Inc., a Delaware corporation (the “Company”) and (ii) D4 Holdings, LLC, a Delaware limited liability company (the “Holder”).

WHEREAS, the Company has agreed to issue and sell to the Holder, and the Holder has agreed to purchase from the Company, (i) an aggregate of 39,000,000 shares (the “Shares”) of the authorized but unissued shares of Class A common stock, $0.001 par value per share, of the Company (including any securities into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event, the “Common Stock”) and (ii) the Warrant (as defined below), in each case all upon the terms and subject to the conditions set forth in that certain Securities Purchase Agreement, dated as of February 10, 2009, between the Company and the Holder (the “Purchase Agreement”); and

WHEREAS, the terms of the Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and the Holder to enter into, execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS.  The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

“Affiliate” means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a Person, as such terms are used and construed under Rule 144 (as defined below).

“Board” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other governmental action to close.

“Closing Date” means the date of the closing of the transactions contemplated by the Purchase Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

 “Person” (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization or any other form of entity not specifically listed herein, and any government, governmental department or agency or political subdivision thereof.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means, at the relevant time of reference thereto, any shares of Common Stock or any shares of Common Stock underlying any warrant, right or other security held by the Holder now or at any time in the future (including in each case any shares of capital stock that may be issued in respect thereof pursuant to a stock split, stock dividend, recombination, reclassification, exchange, conversion or the like), provided, however, that the term “Registrable Securities” shall not include any securities referred to above that are actually sold pursuant to a registration statement that has been declared effective under the Securities Act by the SEC.

“Registration Statement” means Demand Registration Statement and any additional registration statements contemplated by this Agreement, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement or Prospectus.

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“Warrant” means that certain Warrant to purchase an aggregate of 30,000,000 shares of Common Stock issued by the Company to the Holder in connection with the Purchase Agreement.

 “Warrant Shares” means shares of Common Stock issued or issuable upon the exercise of the Warrant.

2. REGISTRATION.

(a) Demand Registration.  Notwithstanding anything to the contrary in this Agreement, upon the written request of the Holder (the date of such request, the “Demand Date”) the Company shall file with the SEC, as promptly as possible after the Demand Date, and in any event no later than forty-five (45) days after the Demand Date (in the event of a filing on Form S-1) or twenty (20) days after the Demand Date (in the event of a filing on Form S-3) (such date, the “Filing Date”), a registration statement on Form S-3 (or other available form, including Form S-1) to register all or part of the Registrable Securities under and in accordance with the Securities Act (the “Demand Registration Statement”), so long as such Registrable Securities are not then subject to an effective Registration Statement and eligible for resale without limitation thereunder.  The Demand Registration Statement shall permit the Holder to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC, any or all of the Registrable Securities held by the Holder (subject to Section 2(b) below).  Such Demand Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Holder, which consent shall not be unreasonably withheld.  The Company agrees to use its reasonable best efforts to cause the Demand Registration Statement to be declared effective as soon as possible but in no event later than (the “Demand Effective Date”) forty-five (45) calendar days after the Filing Date (if there is no SEC review of the Demand Registration Statement) or ninety (90) calendar days after the Filing Date (if there is an SEC review of the Demand Registration Statement), and to file with the SEC, within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Demand Registration Statement will not be “reviewed” or will not be subject to further review, a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act (an “Acceleration Request”), which request shall request an effective date that is within three (3) Business Days of the date of such request.  The Company shall notify the Holder in writing promptly (and in any event within one (1) Business Day) after the Company’s submission of an Acceleration Request to the SEC.  The Company shall promptly prepare and file with the SEC (i) such amendments (including post-effective amendments) and supplements to such Demand Registration Statement or (ii) an additional Registration Statement in the event that the original Demand Registration Statement does not cover all of the Registrable Securities requested to be so registered.  The Company shall be required to keep the Demand Registration Statement continuously effective (including through the filing of any required post-effective amendments) until all of the Registrable Securities covered by such Demand Registration Statement (y) cease to be Registrable Securities or (z) are eligible for resale by the Holder under Rule 144 without limitation.

(b) Excluded Registrable Securities.

(i) Notwithstanding anything to the contrary contained in this Agreement, if the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting a primary offering of securities by or on behalf of the Company, or in any other matter, such that the Staff or the SEC does not permit such Registration Statement to become effective and used for resales in a continuous at the market offering pursuant to Rule 415 under the Securities Act by the Holder (or otherwise as may be acceptable to the Holder) without being named therein as “underwriters” (a “Resale Registration Statement”), and the Company has used its reasonable best efforts to contest such determination, then the Company shall have the right to reduce the number of Registrable Securities to be included in such Registration Statement by the Holder, to the extent that the Staff or the SEC shall permit such Registration Statement to become effective as a Resale Registration Statement.  In making such reduction, the Company shall reduce the number of Registrable Securities to be included by selling stockholders included in such Resale Registration Statement on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for the Holder), unless the inclusion of Registrable Securities by a particular selling stockholder or a particular type of selling stockholder is the cause of the refusal by the Staff or the SEC to allow such registration to become effective as a Resale Registration Statement, in which event the Registrable Securities held by such selling stockholder or type of selling stockholder shall be the only Registrable Securities subject to reduction (and if by a set of selling stockholders on a pro rata basis with respect to such selling stockholders or on such other basis as would result in the exclusion of the least number of shares by all such selling stockholders).  In addition, if the Staff or the SEC requires the Holder to be identified as an “underwriter” in order to permit such Registration Statement to become effective, and the Holder does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall be entitled to reduce the total number of Registrable Securities to be registered on behalf of such Holder, to such extent and until such time as the Staff or the SEC does not require such identification.

(ii) In the event of any reduction in Registrable Securities pursuant to this Section 2(b), the Holder shall have the right, upon delivery of a written request to the Company, to require the Company to file a Resale Registration Statement under Rule 415 within thirty (30) days after its receipt of such request (subject to (x) any restrictions imposed by Rule 415 or (y) comments by the Staff or the SEC) for resale by the Holder in a manner reasonably acceptable to the Holder, and the Company shall, following such request, use its reasonable best efforts to cause such registration statement to be declared and kept effective in the same manner as otherwise contemplated in this Agreement for Registration Statements hereunder and under the same timing and procedural guidelines set forth in Section 2(a) for a Demand Registration Statement.

(c) Holder Information.  It shall be a condition precedent to the obligations of the Company to register Registrable Securities for the account of the Holder pursuant to this Section 2 and Section 3 that such Holder furnish to the Company such information regarding itself, the Registrable Securities held by it, and the method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

(d) Registration Rights of Other Persons.  Except as disclosed in Section 3.3 of the Purchase Agreement, the Company hereby represents and warrants to the Holder that no Person other than the Holder has any registration rights in respect of the securities of the Company.  The Company hereby agrees that it shall not, without the prior written consent of the Holder, grant any registration rights to any Person (other than the Holder) with terms that are in any way superior to, or that would in any way limit, the rights granted to Holder in this Agreement.

3. “PIGGYBACK REGISTRATION”.

(a) If at any time any Registrable Securities are not able to be resold pursuant to an effective Registration Statement, and the Company proposes to register any of its securities under the Securities Act, whether as a result of an offering for its own account or the account of others (but excluding any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Holder twenty (20) days prior written notice of its intent to do so, and such notice shall describe the proposed registration and shall offer such Holder the opportunity to register such number of Registrable Securities as such Holder may request.  Upon the written request of the Holder given to the Company within fifteen (15) days after the receipt of any such notice by the Company, the Company shall include in such Registration Statement all or part of the Registrable Securities of such Holder, to the extent requested to be registered.

(b) If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the amount of Registrable Securities requested by the Holder to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any Registrable Securities offered in such offering, then, notwithstanding anything in this Section 3 to the contrary, the Company shall only be required to include in such registration, to the extent of the amount of Registrable Securities which the Company is so advised can be sold in such offering, (i) first, the amount of securities requested to be included in such registration for the account of any stockholders of the Company (including the Holder), pro rata among such stockholders on the basis of the amount of securities that each of them has requested to be included in such registration, and (ii) second, any securities proposed to be included in such registration for the account of the Company.

(c) In connection with any offering involving an underwriting of shares, the Company shall not be required under this Section 3 or otherwise to include the Registrable Securities of the Holder therein unless such Holder accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

4. OBLIGATIONS OF THE COMPANY.  In connection with the Company’s registration obligations hereunder, the Company shall, as expeditiously as practicable:

(a) No less than five (5) Business Days prior to filing, as required hereunder, the Registration Statement or Prospectus or any amendments or supplements thereto (including any document that would be incorporated or deemed to have been incorporated therein by reference (other than documents containing material non-public information)) or any other registration statement contemplated by this Agreement, the Company shall (i) furnish to the Holder and the Holder’s counsel copies of all such documents to be filed with the SEC, which documents shall be subject to the review of the Holder and the Holder’s counsel, (ii) cause its officers and directors, counsel and certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of the Holder’s counsel, to conduct a reasonable investigation within the meaning of the Securities Act, and (iii) notify the Holder and the Holder’s counsel of any stop order issued or threatened by the SEC and use reasonable best efforts to prevent the entry of such stop order or to remove it if entered.  The Company shall not file any Registration Statement, Prospectus or any amendments or supplements (other than periodic reports required under the Exchange Act) thereto to which the Holder shall reasonably object to in writing prior to filing; provided, however that the deadline set forth in Section 2 hereof by which date any Demand Registration Statement are to be filed shall be tolled during any period in which the Company and the Holder address matters raised by the Holder in such written objection only if, and for so long as, the Holder consents in writing to such tolling.

(b) (i) Prepare and file with the SEC such amendments and supplements, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as required herein, and prepare and file with the SEC such additional Registration Statements as necessary to register for resale under the Securities Act all of the Registrable Securities (including naming any permitted transferees of Registrable Securities as selling stockholders in such Registration Statement); (ii) cause any related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as possible to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and as promptly as possible provide the Holder true and complete copies of all correspondence from and to the SEC relating to the Registration Statement (which the Holder shall treat as confidential to the extent not publicly available); and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Holder in accordance with Section 11(c) as promptly as possible (i) when the SEC notifies the Company whether there will be a “review” of a Registration Statement and whenever the SEC comments in writing on such Registration Statement; and (ii) when a Registration Statement, or any post-effective amendment or supplement thereto, has become effective, and after the effectiveness thereof: (A) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (B) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.  Without limitation of any remedies to which the Holder may be entitled under this Agreement, if any of the events described in Section 4(c)(ii)(A), 4(c)(ii)(B), and 4(c)(ii)(C) occur, the Company shall use reasonable best efforts to respond to and correct the event.

(d) Notify the Holder in accordance with Section 11(c) as promptly as possible of the happening of any event as a result of which the Prospectus included in or relating to a Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, as promptly as possible prepare (and, when completed, give notice to the Holder) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the Holder will not offer or sell Registrable Securities until the Company has notified the Holder that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to the Holder (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company’s obligation to as promptly as possible prepare a Prospectus amendment or supplement as above provided in this Section 4(d) and deliver copies of same as provided herein).

(e) Upon the occurrence of any event described in Section 4(d) hereof, as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(f) In the event that the Company reasonably believes, considering the advice of counsel, that the Company may, in the absence of a suspension or postponement described hereunder, be required under state or federal securities laws to disclose any corporate development (and which the Company is not otherwise required to disclose), the disclosure of which could reasonably be expected to have a material adverse effect upon the Company, its stockholders, a potentially material transaction or event involving the Company, or any negotiations, discussions or proposals directly relating thereto; then the Company shall deliver a certificate in writing to the Holder (a “Suspension Notice”) to the effect of the foregoing (but in no event, without the prior written consent of the Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding any material nonpublic information) then (i) if the Suspension Notice is delivered prior to the filing of a Registration Statement pursuant to Section 2, the Company will be entitled to postpone the filing of the Registration Statement required pursuant to Section 2 for a reasonable period of time not in excess of the time period set forth below, and (ii) if a Registration Statement is effective at the time of such Suspension Notice, upon receipt of such Suspension Notice, the Holder will refrain from selling any Registrable Securities pursuant to such Registration Statement (each such postponement or suspension is referred to as a “Suspension”) until the Holder’s receipt of copies of a supplemented or amended prospectus prepared and filed by the Company or until the Holder is advised in writing by the Company that the current prospectus may be used (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company’s obligation to as promptly as possible prepare a Prospectus amendment or supplement as above provided in this Section 4(f) and deliver copies of same as provided herein).  The Company will use commercially reasonable efforts to terminate a Suspension as promptly as practicable after delivery of a Suspension Notice to the Holder.  Notwithstanding the foregoing, the Company shall not suspend the filing or use of any Registration Statement or related prospectus for more than sixty (60) consecutive days or for a total of more than one hundred twenty (120) days in any twelve (12) month period (each a “Permitted Suspension”).

(g) Use reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as possible.

(h) Furnish to the Holder in accordance with Section 11(c), without charge, at least one conformed copy of each Registration Statement and each amendment thereto, and all exhibits to the extent requested by the Holder and the Holder’s counsel (including those previously furnished or incorporated by reference) as promptly as possible after the filing of such documents with the SEC.

(i) As promptly as possible furnish to the Holder, without charge, such number of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, Prospectus amendments and supplements) as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.  The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(j) Use reasonable best efforts to register and qualify (or obtain an exemption from such registration and qualification) the Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, to keep such registration or qualification (or exemption therefrom) effective during the periods each Registration Statement is effective, and do any and all other acts or things which may be reasonably necessary or advisable to enable the Holder to consummate the public sale or other disposition of Registrable Securities in such jurisdiction, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it is not then qualified or subject to process.

(k) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may request.

(l) Cooperate with any reasonable due diligence investigation undertaken by the Holder, any managing underwriter participating in any disposition pursuant to a Registration Statement and any attorney, accountant or other agent retained by the Holder or any managing underwriter, in connection with the sale of the Registrable Securities, including, without limitation, making available any documents and information; provided, however, that the Company will not deliver or make available to the Holder material, non-public information unless the Holder specifically requests and consents in advance in writing to receive such material, non-public information and, if requested by the Company, the Holder agrees in writing to treat such information as confidential.

(m) At the request of an Affiliate, amend any Registration Statement to include such Affiliate as a selling stockholder in such Registration Statement.

(n) Comply with all applicable rules and regulations of the SEC in all material respects.

5. REGISTRATION EXPENSES.  The Company shall pay for all expenses incurred in connection with a registration pursuant to this Agreement and compliance with Section 4 of this Agreement, including without limitation (i) all registration, filing and qualification fees and expenses (including without limitation those related to filings with the SEC and in connection with applicable state securities or blue sky laws), (ii) all expenses relating to the preparation, printing, distribution and reproduction of the Registration Statement, the related Prospectus, each amendment or supplement to the foregoing, the certificates representing the Registrable Securities and all other documents related thereto, (iii) all messenger, telephone and delivery expenses incurred by the Company, (iv) all fees and disbursements of counsel for the Company, (v) the reasonable fees and disbursements of counsel to the Holder for such counsel’s reasonable involvement in connection with such registrations, and (vi) all fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

6. DELAY OF REGISTRATION AND PAYMENTS.  Subject to Section 11(d) hereof, the Holder and the Company (other than with respect to Section 4(d) hereof) shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.  The Company shall make the following payments to the Holder in the event of any of the following delays pertaining to any Registration Statement covering the Registrable Securities: (a) if the Company shall not have prepared and filed a Registration Statement with the SEC covering the resale of the Registrable Securities on or prior to the Filing Date, then the Company shall pay the Holder an amount in cash or stock, at the election of the Holder, equal to 1.0% of the purchase price of the Shares and Warrants paid by the Holder for every 30 calendar day period (or pro rata portion if fewer than 30 calendar days) during which the Company has not filed such registration statement and until such registration statement has been filed; (b) if the SEC shall not have declared effective such registration statement on or prior to the Demand Effective Date, as applicable, then the Company shall pay to the Holder an amount in cash or stock, at the election of the Holder, equal to 1.0% of the purchase price of the Shares and Warrants paid by the Holder for every 30 day calendar period during (or pro rata portion if fewer than 30 calendar days) during which such Registration Statement has not been declared effective and until the date on which such Registration Statement has been declared effective by the SEC; and (c) if any Suspension exceeds the time periods set forth in the last sentence of Section 4(f), then the Company shall pay the Holder an amount in cash or stock, at the election of the Holder, equal to 1.0% of the purchase price of the Shares and Warrants paid by the Holder for every 30 calendar day period (or pro rata portion if fewer than 30 calendar days) exceeding such Permitted Suspension and until such Suspension has been terminated.  Notwithstanding the foregoing, the maximum aggregate amount of fees paid by the Company to the Holder under this Section 6 shall not exceed 10% of the total purchase price paid by the Holder for the Shares and the Warrants; and provided further, that no fees shall be payable by the Company under this Section 6 if such delay or failure to file was caused, directly or indirectly, by the Holder.  The time periods set forth in paragraphs (a) and (b) of this Section 6 shall be tolled during the pendency of any Permitted Suspension. The amounts payable as provided hereinabove shall be paid by the Company monthly in cash (unless the Holder elects for payment in stock) and without demand by the Holder within fifteen (15) Business Days of the last day of each month following the commencement of any obligation to make payment.  Such payments shall not affect the right of the Holder to seek injunctive or other available relief.

7. INDEMNIFICATION.

(a) The Company agrees to indemnify and hold harmless the Holder and each officer, director, fiduciary, agent, investment advisor, employee, member (or other equity holder), general partner and limited partner (and affiliates thereof) of the Holder, each broker or other person acting on behalf of the Holder and each person, if any, who controls the Holder within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, (the “Losses”) to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or relate to any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus forming part thereof or in any amendment or supplement thereto, or arise out of or relate to the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and leading to action or inaction required of the Company in connection with such registration or qualification under such Securities Act or state securities or blue sky laws; and, subject to the provisions of Section 7(c) hereof, the Company will reimburse on demand the Holder, such broker or other person acting on behalf of the Holder or such officer, director, fiduciary, employee, member (or other equity holder), general partner, limited partner, affiliate or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such Loss; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Loss to the extent that it arises out of or is based upon an untrue statement of any material fact contained in the Registration Statement or an omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such Registration Statement.

(b) The Holder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director, officer or controlling person may become subject to, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses (or actions in respect thereto) arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement or any Prospectus forming part thereof or in any amendment or supplement thereto, or arise out of or relate to the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection therewith; and, subject to the provisions of Section 7(d) hereof, such Holder will reimburse on demand any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such Loss, provided, however, that the maximum amount of liability of such Holder hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by such Holder from the sale of Registrable Securities covered by such Registration Statement; and provided, further, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of such Holder against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

(c) As promptly as possible after receipt by an indemnified party under this Section 7 of notice of the threat, assertion or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, the failure to notify an indemnifying party promptly of the threat, assertion or commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 7 except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the indemnifying party.

(d) If any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are related to the matters covered by the indemnity agreement provided in this Section 7.  Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company.

(e) If the indemnification provided for in this Section 7 from the indemnifying party is applicable by its terms but unavailable to an indemnified party hereunder in respect of any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations.  The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b), 7(c) and 7(d), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  Any amount to be paid by the Company to the Holder under this Section 7 shall be paid, at the election of the Holder, either in (i) cash or (ii) shares of Common Stock of the Company, which number of shares to be paid shall be determined by dividing (A) the aggregate amount of such payment by (B) the volume-weighted average closing price per share of the Common Stock (as reported on the primary exchange or over-the-counter quotation system on which the Company’s Common Stock is then traded) for the twenty (20) trading days prior to such payment.

(f) The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that any indemnifying party may have to any indemnified party.

8. REPORTS UNDER THE EXCHANGE ACT.

(a) With a view to making available to the Holder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holder to sell the Registrable Securities to the public without registration, the Company agrees to use reasonable best efforts to:  (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) undertake any additional actions reasonably necessary to maintain the availability of a Registration Statement, including any successor or substitute forms, or the use of Rule 144, and (iv) as long as the Holder owns any Shares or Warrant Shares and is subject to any restrictions on resale, furnish in writing upon the Holder’s request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to the Holder a copy of the most recent annual and quarterly reports of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing the Holder of any rule or regulation of the SEC permitting the selling of any such Shares or Warrants Shares without registration.

(b) Without limiting the generality of Section 8(a), the Company agrees to use reasonable best efforts to take all such actions and maintain all such filings as may be necessary or desirable in order to enable the Company to become and remain eligible to use Form S-3 in respect of any securities to be registered hereunder, until all of the Registrable Securities have been or can be sold by the Holder without any volume or other restriction.

9. TRANSFER OF REGISTRATION RIGHTS.  Holder may assign or transfer any or all of its rights under this Agreement to any Person who acquires at least two million (2,000,000) shares of Common Stock, provided such assignee or transferee agrees in writing to be bound by the provisions hereof that apply to such assigning or transferring Holder.  Upon any such, and each successive, assignment or transfer to any permitted assignee or transferee in accordance with the terms of this Section 9, such permitted assignee or transferee shall be deemed to be a “Holder” for all purposes of this Agreement.

10. ENTIRE AGREEMENT.  This Agreement, together with the Purchase Agreement and the Warrants, constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersede any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof (including without limitation the Letter of Intent dated February 1, 2009).

11. MISCELLANEOUS.

(a) This Agreement, and any right, term or provision contained herein, may not be amended, modified or terminated, and no right, term or provision may be waived, except with the written consent of the Holder and the Company.

(b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns and transferees, provided that the terms and conditions of Section 9 hereof are satisfied.

(c) Any notices to be given pursuant to this Agreement shall be in writing and shall be given by certified or registered mail, return receipt request.  Notices shall be deemed given when personally delivered or when mailed to the addresses of the respective parties as set forth below, or to such changed address of which any party may notify the others pursuant hereto, except that a notice of change of address shall be deemed given when received.

(i) If to the Company, to:

deltathree, Inc.
419 Lafayette Street
New York, NY 10003
Attention:  General Counsel
Facsimile:   212.500.4888

With a copy to (which shall not constitute notice):

Mintz Levin Cohn Ferris Glovsky & Popeo, P.C.
Chrysler Center
666 Third Avenue
New York, NY 10017
Attention:  Kenneth Koch, Esq.
Facsimile:   212.983.3115

(ii) If to the Holder, to:

D4 Holdings, LLC
349-L Copperfield Blvd., #407
Concord, NC 28025
Attention:  Robert Stevanovski, Manager
Facsimile:   704.260.3304

With a copy to (which shall not constitute notice):

Bingham McCutchen LLP
2020 K Street, NW
Washington, DC 20006
Attention:  Andrew M. Ray, Esquire
Facsimile:   202.373.6452

(d) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction.  All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative, and shall be in addition to the payment of fees as set forth in this Agreement.

(e) This Agreement may be executed in a number of counterparts.  All such counterparts together shall constitute one Agreement, and shall be binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.  The parties hereto confirm that any facsimile copy or electronic mail message in “pdf” or similar format of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

(f) Except as contemplated in Section 9 hereof, this Agreement is intended solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person (including, without limitation, any stockholder or debt holder of the Company) other than the parties hereto.

(g) If any provision of this Agreement is invalid, illegal or unenforceable, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement, unless such a construction would be unreasonable.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the date and year first above written.

COMPANY:

DELTATHREE, INC.

By:       /s/ Efraim Baruch
Name:  Efraim Baruch
Title:    Chief Executive Officer

HOLDER:

D4 HOLDINGS, LLC

By:      Praescient, LLC, its Manager

By:      /s/ Robert Stevanoski
Name: Robert Stevanovski
Title:   Manager